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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 23, 1998 included in Figgie International Inc. Form 10-K for the year December 31, 1997 and to all references to our Firm included in this registration statement.







                                                             ARTHUR ANDERSEN LLP
Cleveland, Ohio
January 8, 1999